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                                   Exhibit 23

                        Consent of Independent Accounts


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the company's previously filed Registration Statement on Form S-8 (No. 33-17507).




                                              /S/ Arthur Andersen LLP
                                              ---------------------------
                                              Arthur Andersen LLP



Washington, D.C.,
September 24, 1996